SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  November 20, 2003
                                                          -----------------

                              Strat Petroleum, Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Wyoming                      0-15435               13-1026995
           -------                      -------               ----------
 (State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)                 Number)             Identification No.)

          545 North Rivermede Road, Suite 200, Concord, Ontario L4K 4H1
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (905)761-9169
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                            F2 Broadcast Network Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)

Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

On November 20, 2003, Ms. Jennifer Merhib was appointed as a Director on the Board of Directors, solely and unconditionally authorized to act on behalf of F2 Broadcast Inc., and was duly elected as the President, Chief Executive Officer & Chairman and Secretary of the Company.

Item 6.  Resignations of Registrant's Directors.

On November 20, 2003, Mr. Ron Ratner resigned as the President, Chief Executive Officer and Director of F2 Broadcast Network Inc., however, he continued to remain an Authorized Signing Officer of the Company. In his letter of resignation, Mr. Ron Ratner did not indicate a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, or give a reason for his resignation, or request that any reason be disclosed.

Item 7. Financial Statements And Exhibits.

         (a) Financial Statements - None.

         (b) Exhibits

          17.1 Letter of Resignation from Mr. Mr. Ron Ratner

          17.2 Letter of appointment Of Ms. Jennifer Merhib as Director

          17.3 Letter of appointment Of Ms. Jennifer Merhib as President, Chief Executive Officer & Chairman and Secretary


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date     November 21, 2005



                                                By: /s/ Ron Ratner
                                                    --------------
                                                F2 Broadcast Network, Inc.
                                                Director, A. CEO, A. President,
                                                A. Secretary & A. Treasurer



                                                /s/ Sam Hyams
                                                --------------
                                                Strat Petroleum, Ltd.
                                                Director, President & CEO